Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
18.
Commitments and contingencies

Operating lease commitments

The information of lease commitments is provided in Note 8.

Contingencies

The Company is subject to litigation matters from time to time in the normal cause of business. The Company’s legal counsel and the management routinely assess the likelihood of adverse judgments and outcomes to these matters, as well as ranges of probable losses. Accruals are recorded for these matters to the extent that management concludes a loss is probable and the financial impact, should an adverse outcome occur, is reasonable estimable. The Company has not recorded any material liabilities in this regard as of December 31, 2021 and 2022.

During the year ended December 31, 2022, a customer filed a civil action against the Company for a sales contract dispute, claiming the contract should be annulled and demanding a return of payment made for the contract of RMB44,941,000 and indemnity of RMB1,680,527. As of the filing date, the management of the Company, together with the trial counsel of this case, believe the possibility of an unfavorable outcome is reasonably possible. However, the amount liable by the Company in the event of an unfavorable outcome cannot be reasonably estimated.

Two bank accounts of the Company were judicially frozen by the court as a result of the legal proceedings. The frozen amount as of December 31, 2022 and the date of this annual report was RMB48,112 and RMB324, respectively.